UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2022 (May 13, 2022)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, May 13, 2022. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 20,811,962, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 18,830,535 shares, which was 90.48% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Inga K. Beale	17,760,063	142,296	928,176
Joseph O. Blanco	17,738,257	164,102	928,176
Jesse C. Crawford	16,340,914	1,561,445	928,176
Jesse C. Crawford, Jr.	16,417,390	1,484,969	928,176
Lisa G. Hannusch	17,795,099	107,260	928,176
Michelle E. Jarrard	17,830,504	71,855	928,176
Charles H. Ogburn	17,813,962	88,397	928,176
Rahul Patel	16,441,088	1,461,271	928,176
Rohit Verma	17,819,833	82,526	928,176
D. Richard Williams	17,837,981	64,378	928,176

2.	Proposed to approve amendments to the Crawford & Company Bylaws. The shareholders approved the proposed amendments to the Crawford & Company Bylaws. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,311,065	1,486,859	104,435	928,176

3.	Proposed to approve amendments to the Crawford & Company 2016 Omnibus Stock and Incentive Plan and authorize 4,000,000 additional shares of Class A Common Stock for issuance under the Plan. The shareholders approved the proposed amendments to the Omnibus Stock Plan and the 4,000,000 additional Class A shares. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
14,345,005	3,458,664	98,690	928,176

4.	Ratification of Independent Registered Public Accountants. The shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the 2022 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
18,796,768	32,458	1,309

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Tami E. Stevenson
Name: Tami E. Stevenson
Title: Senior Vice President - General
Counsel and Corporate Secretary

Date: May 17, 2022